UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 29, 2012

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 29, 2012, Myers Industries, Inc. announced that it has signed an agreement to acquire Plasticos Novel S.A.® The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release of Myers Industries, Inc. dated June 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE: July 6, 2012	By:	/s/ Donald A. Merril
Donald A. Merril
Senior Vice President, Chief Financial Officer and Corporate Secretary